SUBSEQUENT EVENTS	12 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 25. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the end of the reporting period through January 16, 2026 and, except for the events described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the consolidated financial statements.

In December 2025, the Company offered up to 6,000,000 Units (“Units”), with each Unit consisting of (i) one pre-funded warrant to purchase one Class A ordinary share, and (ii) two warrants (the “Common Warrants”) with a one-year term to purchase one Class A ordinary share each, each on a best-efforts basis (together, the “Warrants”). The proposed offering price was US$6.10 per Unit. The Common Warrant has a proposed exercise price equal to US$6.10 per warrant. The Warrants are also exercisable on a cashless basis.